SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549

                                       FORM 8-K

                                   CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of the

                            Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) July 31, 2001


                           VISKASE COMPANIES, INC.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)



       Delaware                     0-5485                       95-2677354
-------------------------------    --------                      ----------
(State or other jurisdiction of   (Commission                     (I.R.S.
 incorporation or organization)     File No.)                     Employer
                                                                Identification
                                                                      No.)


6855 West 65th Street, Chicago, Illinois     60638
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(Address of principal executive offices)   (Zip Code)


Registrant's telephone number, including area code: (708) 496-4200
                                                    --------------



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                                    Page 1 of 3




Item 5. - Other Events
          ------------

CHICAGO, ILLINOIS, August 1, 2001 - Viskase Companies, Inc. ("VCIC") today announced that the United States Court of Appeals for the Federal Circuit has rendered its decision in the patent litigation Viskase Corporation v. American National Can. The Court of Appeals affirmed the lower court's decision in part, reversed the decision in part and remanded the case back to the District Court for the Northern District of Illinois. Under an agreement reached last year among the parties, Viskase Corporation was paid $54.75 million in partial settlement and agreed not to pursue the patent litigation further if the monetary damages award was not affirmed in its entirety. Accordingly, Viskase Corporation will not receive any additional payments under the agreement and no further legal proceedings will take place.


Item 7. - Financial Statements and Exhibits
          ---------------------------------

 (c)      Exhibits

EX-99     Press release dated August 1, 2001


                                         SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   VISKASE COMPANIES, INC.
                                   -----------------------
                                   Registrant



                                   By:  /s/ Gordon S. Donovan
                                        ---------------------
                                        Gordon S. Donovan
                                        Vice President, Chief
                                        Financial Officer and
                                        Treasurer


August 1, 2001




Exhibit No.     Description of Exhibits                                  Page
-----------     ---------------------------------                        ----

EX-99           Press release dated August 1, 2001.                        3